SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2011
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania		27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2011, the Board of Directors of Customers Bancorp, Inc. (the “Company”), in accordance with Section 1914(c)(v) of the Pennsylvania Business Corporation Law of 1988 and Article SIXTEENTH of the Company’s Articles of Incorporation, approved and adopted an amendment to Article FIFTH of the Company’s Articles of Incorporation to clarify that the par value of the authorized common stock of the Company is $1.00 per share.  The above summary of the amendment is qualified in its entirety by the Articles of Amendment filed with the Pennsylvania Department of State that are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01           Financial Statements and Exhibits

3.1           Articles of Amendment to the Company’s Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By	/s/ Thomas R. Brugger
Name:	Thomas R. Brugger
Title:	Executive Vice President
and Chief Financial Officer

Date:           December 8, 2011

EXHIBIT INDEX

3.1           Articles of Amendment to the Company’s Articles of Incorporation